UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2006

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Alpharetta, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2006, the Company entered into an employment agreement (the "Agreement") with Francis M. Corby Jr., and appointed Mr. Corby as Executive Vice President and Chief Financial Officer. The term of the Agreement will begin on March 1, 2006 and continue through the second anniversary thereof.

Pursuant to the terms of the Agreement, Mr. Corby will receive annual base compensation of $400,000 for the first year and $450,000 for the second year. Mr. Corby will have a target bonus of 50% of base salary for the first year, of which $92,000 will be guaranteed, and target bonus of 100% of base salary for the second year. Mr. Corby will also receive a bonus of $150,000 payable on his first day of employment with the Company and $150,000 at the conclusion of the second year. Mr. Corby has been approved to receive options valued at $200,000 and shares of restricted stock valued at $150,000, both of which have a two-year vesting period. The exercise price of the options shall equal the Fair Market Value, as of March 1, 2006, calculated as a ten-day trailing average, and as further defined in the Company's 2004 Stock Incentive Plan.

Mr. Corby will receive, in accordance with the Company's relocation policy, reimbursement for all reasonable expenses incurred in relocating himself to Atlanta, Georgia and from Atlanta, Georgia to any U.S. city at the conclusion of the two-year term.

A copy of the Agreement is attached as Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In a press release dated February 16, 2006, the Company announced the appointment of Francis M. Corby, Jr., 62, as Executive Vice President and Chief Financial Officer. Mr. Corby most recently served as Senior Vice President and Chief Financial Officer at GST Automotive Leather from 2004 to 2005. Mr. Corby served as Executive Vice President at Guide Corporation from 2001 through 2004. Mr. Corby served as Executive Vice President at Frederick & Company from 2000 through 2001 and Executive Vice President, Finance and Administration at Harnischfeger Industries, Inc., from 1986 to 1999.

A summary of the terms of Mr. Corby’s employment agreement is set forth in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Employment Agreement between Exide Technologies and Francis M. Corby, Jr.
Exhibit 99.1 Press Release dated February 16, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

February 16, 2006	By:	Gordon A. Ulsh

Name: Gordon A. Ulsh
Title: President & Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between Exide Technologies and Francis M. Corby, Jr.
99.1	Press Release dated February 16, 2006